ASSIGNMENT OF LEASE
                              -------------------

                                                 BROWNSVILLE NAVIGATION DISTRICT
THE STATE OF TEXAS     )
                                                 CONTRACT NO.3154"B"
                                                             -------------------
COUNTY OF CAMERON      )

     THIS AGREEMENT is made between PENN OCTANE CORPORATION, a Texas corporation with offices at the Port of Brownsville, Cameron County, Texas, herein called "Assignor," and RIO VISTA OPERATING PARTNERSHIP LP, a Delaware limited partnership, of 820 Gessner, Suite 1285, Houston, TX 77024, herein called "Assignee."

     WHEREAS, the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, the "DISTRICT," as Lessor, and PENN OCTANE CORPORATION, as Lessee, entered into Lease Contract No. 3154 September 22, 1999, covering that certain Tract of Land described in EXHIBIT A attached hereto and made a part hereof for all purposes; and

     WHEREAS, Assignor now desires to assign said Lease to the Assignee, and the Assignee desires to accept the assignment thereof under the following terms and conditions:

     NOW, THEREFORE, in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns to the Assignee, its successors in interest and assigns, all of its right, title, and interest in and to Lease
Contract No. 3154 covering the leased premises described in EXHIBIT A attached hereto, together with all improvements, equipment, furniture and fixtures situated on the subject Leasehold. Assignee accepts the assignment of the Lease Contract and hereby assumes and agrees to perform and fulfill all the terms, covenants, conditions, and obligations which arise after the date hereof required of the Assignor under the afore described Lease, specifically including the timely making of all payments due to DISTRICT. Additionally, Assignee expressly assumes responsibility for the payment of any sales tax, if any, attributable to this transaction. In no event shall Assignee ever be responsible for the performance of any terms.

covenants, conditions and/or obligations which arose under the Lease Contract on or before the date hereof.

     Assignor hereby represents, warrants and covenants to Assignee that Assignor has fully and timely performed each and every term, covenant, condition and obligation of Assignor under the Lease Contract which have accrued or arisen on or before the date hereof and Assignor does hereby indemnify, defend, save and hold harmless Assignee from and against any and all damages, costs, claims, causes of action or fees suffered or incurred by Assignee (including, without limitation, reasonable attorney's fees and court costs) which arise out of or relate to a failure by Assignor to perform any of the terms, covenants, conditions or obligations under the Leases which were to be performed on or before the date hereof.

     This Agreement shall be binding on and inure to the benefit of the parties to this Agreement, their successors in interest and assigns.

     EXECUTED this 15th day of September , 2004
                   ----

                                   ASSIGNOR:

                                   PENN OCTANE CORPORATION

                                   BY: /s/ Charles Handly
                                       -----------------------------
                                       Charles Handly
                                       Its: Executive Vice President

                                   ASSIGNEE:

                                   RIO VISTA OPERATING PARTNERSHIP, L.P.
                                   by Its General Partner
                                   Rio Vista Operating GP, LLC

                                   By: /s/ Charles Handly
                                       -----------------------------
                                       Charles Handly
                                       Its: Secretary

                                ACKNOWLEDGMENTS
                                ---------------

THE STATE OF TEXAS     )

COUNTY OF CAMERON      )

     This instrument was acknowledged before me on the 16th day of September, 2004 by Charles Handly, Executive Vice President of PENN OCTANE CORPORATION, a Texas corporation, on behalf of said corporation.

                                   /s/ Beatrice G Rosenbaum
                                   -----------------------------
                                   Notary Public, State of Texas

My Commissioner Expires
   [GRAPHIC OMITED]

THE STATE OF TEXAS     )

COUNTY OF CAMERON      )

     This instrument was acknowledged before me on 16th day of September, 2004 by Charles Handly, Secretary of RIO VISTA OPERATING PARTNERSHIP GP, LLC, General Partner of RIO VISTA OPERATING LP, a Delaware limited partnership, on behalf of said partnership.

                                   /s/ Beatrice G Rosenbaum
                                   -----------------------------
                                   Notary Public, State of Texas

My Commissioner Expires
   [GRAPHIC OMITED]

                                CONSENT OF LESSOR
                                -----------------

     The undersigned, the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, is the Lessor in the Lease described in the foregoing Assignment, and the said DISTRICT hereby consents to the assignment of Lease Contract No.3154 to RIO VISTA OPERATING PARTNERSHIP, L.P. Consent to this Assignment releases PENN OCTANE CORPORATION, the Lessee/Assignor, from its obligations under the terms and conditions of the subject Lease Contracts, except for any obligations that may have arisen on or prior to the date of the assignment.

     EXECUTED effective September 15, 2004
                        ------------

                                   BROWNSVILLE NAVIGATION DISTRICT
                                   OF CAMERON COUNTY , TEXAS

                                   BY: PETER ZAVALETTA
                                       -----------------------------
                                       Peter Zavaletta, Chairman of the Board of
                                       Navigation and Canal Commissioners of the
                                       Brownsville Navigation District of
                                       Cameron County, Texas

ATTEST:
/s/ Illegible
----------------------------------
Its Secretary

THE STATE OF TEXAS     )

COUNTY OF CAMERON      )

     This instrument was subscribed before me on the day 15th of September, 2004
                                                         ----
by Peter Zavaletta, Chairman of the Board of Navigation and Canal Commissioners of the Brownsville Navigation District of Cameron County, Texas, a municipal corporation, who acknowledged to me that he executed the same for the purposes and consideration therein expressed, in his official capacity as therein stated, under seal thereof and as the act and deed of said corporation.

                                   /s/ Beatrice G Rosenbaum
                                   -----------------------------
                                   Notary Public, State of Texas

My Commissioner Expires
   [GRAPHIC OMITED]

                                                                 October 7, 1999
STATE OF TEXAS

COUNTY OF CAMERON

                                  EXHIBIT "A"
                                  -----------

Owner: Brownsville Navigation District

A Baseline description for a Right-of-Way and Easement extending over, through, along and across lands owned by the Brownsville Navigation District situated in the Espiritu Santo Grant, Cameron County, Texas.

All Bearings and Coordinates are based on the Texas Coordinate System, South Zone NAD 27 horizontal datum.

The Baseline for said Right-of-Way and Easement is described as follows:

BEGINNING at a point in a Westerly property line of the said lands, same being
---------
the Westerly right of way line of the Old Brownsville - Port Isabelle Road, said Point of Beginning being North 32 54'52'' West, 21.84 feet along said right of
------------------
way fence from a 1/2" iron rod found at a cut back comer and in the Northerly line of the Union Pacific Rail Road 100 foot right of way, said Point of
                                                                --------
Beginning also having coordinates of x=2,349,197.10,y=l18,438.05;
---------

THENCE South 73 32' 1 8" East, 20.90 feet to an angle point having coordinates of x=2,349,217.15, y=l18,432.12;

THENCE South 68 17'04" East, parallel with and 15 feet perpendicular distance Northerly from the North right of way fence line of said U.P.R.R. (.100 foot wide) a distance of 2906.22 feet to an angle point having coordinates of x=2,351,917.15, y=117,356.89;

THENCE South 64 23'27" East, parallel with and 15 feet perpendicular distance Northerly from the North right of way fence line of said U.P.R.R. (100 foot wide) a distance of 3003.05 feet to an angle point having coordinates of x=2,354,625.20, y=l16,058.88;

THENCE South 60 42'34" East, 433,92 feet to an angle point having coordinates of x=2,355,003.63, y=l15,846,59;

THENCE South 45 46'19" East, 291.08 feet to an angle point having coordinates of x=2,355,212.21,y=115,643.56;

THENCE South 82 14'22" East, 11,761.54 feet to an angle point having coordinates of x=2,366,860.03,y=l14,055.36;

THENCE South 04 18'25" East, at 2805.00 feet pass the centerline of U.S. Highway
48. in all a total distance of 3719.24 feet to an angle point having coordinates of x=2,367,145.34, y=l10,346.62;

THENCE North 85 53'35" East, at 86.7 feet pass the centerline of Chemical Road, in all a total distance of 157.54 feet to the END point in the West line of the Penn Octane, Co. 14.51 acre tract of land, said END point being South 04 13'56" East, 565.37 feet from a 1/2" iron rod found in the East right of way line of Chemical Road and at the Northwest corner of said Penn Octane 14.51 acre tract of land, said END point also having coordinates of x=2,367,302.48, y=l10,357.90;




TOTAL RODS: 1351.12


                                  Page 2 of 2
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